[CONFORMED COPY]





                                 AMENDMENT NO. 1


                  AMENDMENT NO. 1 dated as of July 24, 1996, between:

                  SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower");

                  each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
         "Subsidiary   Guarantors"   and,   together  with  the  Borrower,   the
         "Obligors");

                  each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and

                  THE CHASE MANHATTAN BANK (as successor by merger to The Chase Manhattan Bank (National Association)), a New York state banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                  The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,200,000,000. The Borrower, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but


                                 Amendment No. 1
                                 ---------------
effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  B. Section 9.30 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "9.30 FCC Filings. Not later than 30 days after the Restatement Effective Date, the Borrower will cause to be filed with the FCC in connection with the proposed transfer to the Borrower or any of its Subsidiaries of the 'License Assets' referred to in the River City Group I Option Agreement, applications for all material authorizations, licenses and permits issued by the FCC that are required or necessary for the conduct of business of the Borrower and its Subsidiaries as proposed to be conducted with respect to each of the Stations to which such 'License Assets' relate; provided that, notwithstanding the foregoing, with respect to (a) KDNL-TV, St. Louis, Missouri, (b) WVRV(FM), East St. Louis, Illinois, (c) KPNT(FM), Ste. Genevieve, Missouri, (d) WTTV-TV, Bloomington, Indiana, (e) WTTK-TV, Kokomo, Indiana, (f) WLOS-TV, Asheville, North Carolina and (g) KABB-TV, San Antonio, Texas, the Borrower will cause such applications to be filed with the FCC by not later than October 31, 1996."

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Section 8 to "this Agreement" included reference to this Amendment No. 1.

                  Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 by the Borrower, the Subsidiary Guarantors, the Majority Lenders and the Agent.

                  Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and


                                 Amendment No. 1
                                 ---------------
effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.




























                                 Amendment No. 1
                                 ---------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                                  SINCLAIR BROADCAST GROUP, INC.


                                                  By /s/ David Smith
                                                     ---------------------------
                                                     Title:  President























                                 Amendment No. 1
                                 ---------------

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION, INC.
                                             KABB, INC.
                                             KDNL, INC.
                                             KDSM, INC.
                                             KSMO, INC.
                                             SCI - INDIANA, INC.
                                             SCI - SACRAMENTO, INC.
                                             SINCLAIR COMMUNICATIONS, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE, INC.
                                             SINCLAIR RADIO OF BUFFALO, INC.
                                             SINCLAIR RADIO OF GREENVILLE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES, INC.
                                             SINCLAIR RADIO OF MEMPHIS, INC.
                                             SINCLAIR RADIO OF NASHVILLE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS, INC.
                                             SINCLAIR RADIO OF ST. LOUIS, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE,
                                               INC.
                                             TUSCALOOSA BROADCASTING, INC.
                                             WCGV, INC.
                                             WDBB, INC.
                                             WLFL, INC.
                                             WLOS, INC.
                                             WPGH, INC.
                                             WPGH LICENSEE, INC.
                                             WSMH, INC.
                                             WSTR, INC.
                                             WSTR LICENSEE, INC.
                                             WTTE, CHANNEL 28, INC.
                                             WTTE, CHANNEL 28 LICENSEE, INC.
                                             WTTO, INC.
                                             WTVZ, INC.
                                             WTVZ LICENSEE, INC.
                                             WYZZ, INC.
                                             SUPERIOR COMMUNICATIONS OF
                                               OKLAHOMA, INC.


                                             By /s/ David Smith
                                                --------------------------------
                                                Title:  President




                                 Amendment No. 1
                                 ---------------

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION
                                               LICENSEE, INC.
                                             FSF TV, INC.
                                             KABB LICENSEE, INC.
                                             KDNL LICENSEE, INC.
                                             KDSM LICENSEE, INC.
                                             KSMO LICENSEE, INC.
                                             SCI - INDIANA LICENSEE, INC.
                                             SCI - SACRAMENTO LICENSEE, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF BUFFALO
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF GREENVILLE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF MEMPHIS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF NASHVILLE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF ST. LOUIS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE
                                               LICENSEE, INC.
                                             SUPERIOR COMMUNICATIONS GROUP, INC.
                                             SUPERIOR COMMUNICATIONS OF
                                               KENTUCKY, INC.
                                             SUPERIOR KY LICENSE CORP.
                                             SUPERIOR OK LICENSE CORP.
                                             WCGV LICENSEE, INC.
                                             WLFL LICENSEE, INC.
                                             WLOS LICENSEE, INC.
                                             WSMH LICENSEE, INC.
                                             WTTO LICENSEE, INC.
                                             WYZZ LICENSEE, INC.


                                             By /s/ David Smith
                                                --------------------------------
                                                Title:  President

                                 Amendment No. 1
                                 ---------------

                                             AGENT
                                             -----



                                             THE CHASE MANHATTAN BANK,
                                               as Agent


                                             By /s/ Tracey A. Navin
                                                --------------------------------
                                                Title:  Vice President


                                             LENDERS

                                             THE CHASE MANHATTAN BANK


                                             By /s/ Tracey A. Navin
                                                --------------------------------
                                                Title:  Vice President


                                             ABN AMRO BANK N.V.


                                             By /s/ Ann Schwalbenberg
                                                --------------------------------
                                                Title:  Vice President


                                             By /s/ James Dunleavy
                                                --------------------------------
                                                Title:  Group Vice President


                                             BANK OF AMERICA, ILLINOIS


                                             By /s/ Carl Salas
                                                --------------------------------
                                                Title:  Vice President


                                             BANK OF HAWAII


                                             By /s/ Bruce E. Helberg
                                                --------------------------------
                                                Title: Officer


                                 Amendment No. 1
                                 ---------------

                                             BANK OF IRELAND GRAND CAYMAN


                                             By /s/ Roger Burns
                                                --------------------------------
                                                Title:  Vice President


                                             THE BANK OF NEW YORK


                                             By /s/ Joseph P. Matteo
                                                --------------------------------
                                                Title:  Vice President


                                             BANKERS TRUST COMPANY


                                             By /s/ Patricia Hogan
                                                --------------------------------
                                                Title:  Vice President


                                             BANQUE FRANCAISE DU COMMERCE
                                               EXTERIEUR


                                             By /s/ Brian J. Cumberland
                                                --------------------------------
                                                Title:  Assistant Treasurer


                                             By /s/ Frederick K. Kammler
                                                --------------------------------
                                                Title:  Vice President


                                             BANQUE NATIONALE DE PARIS


                                             By /s/ Serge Desrayaud
                                                --------------------------------
                                                Title:  Vice President/
                                                        Team Leader


                                             By /s/ Pamela Lucash
                                                --------------------------------
                                               Title: Assistant Treasurer


                                 Amendment No. 1
                                 ---------------

                                             BANQUE PARIBAS


                                             By /s/ Philippe Vuarchex
                                                --------------------------------
                                                Title:  Vice President


                                             BARCLAYS BANK plc


                                             By /s/ Frank J. Sisinni
                                                --------------------------------
                                                Title:  Director


                                             CERES FINANCE LTD.


                                             By /s/ Elizabeth Kearns
                                                --------------------------------
                                                Title:  Director


                                             CHL HIGH YIELD LOAN PORTFOLIO (A
                                               UNIT OF THE CHASE MANHATTAN BANK)


                                             By /s/ Andrew D. Gordon
                                                --------------------------------
                                                Title:  Managing Director


                                             CIBC, INC.


                                             By /s/ Lorain Granberg
                                                --------------------------------
                                                Title:  Director, CIBC Wood
                                                         Gundy Securities Corp.
                                                         as Agent





                                 Amendment No. 1
                                 ---------------

                                             COMPAGNIE FINANCIERE DE CIC ET DE
                                               L'UNION EUROPEENNE


                                             By /s/ Marcus Edward
                                                --------------------------------
                                                Title:  Vice President


                                             By /s/ Brian O'Leary
                                                --------------------------------
                                               Title:  Vice President


                                             COOPERATIEVE CENTRALE RAIFFEISEN -
                                               BOERENLEENBANK B.A., "RABOBANK
                                               NEDERLAND," NEW YORK BRANCH


                                             By /s/ Howard C. Walker, III
                                                --------------------------------
                                                Title:  Assistant Treasurer


                                             By /s/ W. Jeffrey Vollack
                                                --------------------------------
                                                Title:  Vice President, Manager


                                             By /s/ Dana W. Hemenway
                                                --------------------------------
                                                Title:  Vice President


                                             CORESTATES BANK, N.A.


                                             By /s/ Edward L. Kittrell
                                                --------------------------------
                                                Title:  Vice President


                                             THE DAI-ICHI KANGYO BANK, LTD.


                                             By /s/ Dean Murdock
                                                --------------------------------
                                                Title:  Vice President





                                 Amendment No. 1
                                 ---------------

                                             FLEET NATIONAL BANK


                                             By /s/ Lynne S. Randall
                                                --------------------------------
                                                Title:  Senior Vice President


                                             THE FUJI BANK, LTD., NEW YORK
                                               BRANCH


                                             By /s/ Teiji Teramoto
                                                --------------------------------
                                                Title:  Vice President & Manager


                                             HIBERNIA NATIONAL BANK


                                             By /s/ Troy J. Villafarra
                                                --------------------------------
                                                Title:  Vice President


                                             INDOSUEZ CAPITAL FUNDING II,
                                               LIMITED

                                             By:      Indosuez Capital, as
                                                        Portfolio Advisor


                                             By /s/ Francoise Berthelot
                                                --------------------------------
                                                Title:  Vice President


                                             KEYPORT LIFE INSURANCE COMPANY


                                             By:  Chancellor Senior Secured
                                                    Management, Inc. as
                                                    Portfolio Advisor

                                             By /s/ Gregory L. Smith
                                                --------------------------------
                                                Title:  Vice President

                                             LEHMAN COMMERCIAL PAPER INC.


                                             By /s/ Michele Swanson
                                                --------------------------------
                                                Title:  Authorized Signatory




                                 Amendment No. 1
                                 ---------------

                                             LTCB TRUST COMPANY


                                             By /s/ Satoru Otsubo
                                                --------------------------------
                                                Title:  Executive Vice President


                                             MEDICAL LIABILITY MUTUAL INSURANCE
                                               CO.

                                             By:  Chancellor Senior Secured
                                                     Management, Inc. as
                                                     Investment Manager

                                             By /s/ Gregory L. Smith
                                                --------------------------------
                                                Title:  Vice President


                                             MELLON BANK, N.A.


                                             By /s/ John T. Kranefuss
                                                --------------------------------
                                                Title:  Assistant Vice President


                                             MERCANTILE BANK OF ST. LOUIS,
                                               NATIONAL ASSOCIATION


                                             By /s/ Eloise A. Engman
                                                --------------------------------
                                                Title:  Vice President


                                             MERRILL LYNCH PRIME RATE PORTFOLIO

                                             By:      Merrill Lynch Asset
                                                      Management, L.P., as
                                                      Investment Advisor


                                             By /s/ John W. Fraser
                                                --------------------------------
                                                Title:  Authorized Signatory


                                             MERRILL LYNCH SENIOR FLOATING RATE
                                               FUND, INC.


                                             By /s/ John W. Fraser
                                                --------------------------------
                                                Title:  Authorized Signatory



                                 Amendment No. 1
                                 ---------------

                                             MICHIGAN NATIONAL BANK


                                             By /s/ Stephane E. Lubin
                                                --------------------------------
                                                Title:  Vice President


                                             THE MITSUBISHI TRUST AND BANKING
                                               CORPORATION


                                             By /s/ Patricia Loret De Mola
                                                --------------------------------
                                                Title:  Senior Vice President


                                             NATIONSBANK, N.A.


                                             By /s/ Jennifer O. Bishop
                                                --------------------------------
                                                Title:  Vice President


                                             NEW YORK LIFE INSURANCE COMPANY


                                             By /s/ Adam G. Clemens
                                                --------------------------------
                                                Title:  Investment Vice
                                                        President

                                             THE NIPPON CREDIT BANK, LTD.


                                             By /s/ David C. Carrington
                                                --------------------------------
                                                Title:  Vice President and
                                                        Manager


                                             THE NORTHWESTERN MUTUAL LIFE
                                               INSURANCE COMPANY


                                             By /s/ John E. Schlifske
                                                --------------------------------
                                                Title:  Vice President






                                 Amendment No. 1
                                 ---------------

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By /s/ Jeffrey E. Hauser
                                                --------------------------------
                                               Title:   Vice President

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.

                                            By  /s/ John E. Urban
                                                --------------------------------
                                                Title:  Authorized Signer


                                            PROTECTIVE LIFE INSURANCE COMPANY


                                            By  /s/ Mark K. Okada
                                                --------------------------------
                                                Title:   CFA Principal
                                                         Protective Asset
                                                           Management Co.


                                            RESTRUCTURED OBLIGATIONS BACKED BY
                                              SENIOR ASSETS B.V.

                                            By:   Chancellor Senior Secured
                                                    Management, Inc.
                                                    as Portfolio Advisor


                                            By /s/ Gregory L. Smith
                                                --------------------------------
                                               Title:  Vice President


                                            THE ROYAL BANK OF SCOTLAND plc


                                            By /s/ Grant F. Stoddart
                                               ---------------------------------
                                               Title:  Senior Vice President
                                                         & Manager


                                            THE SAKURA BANK, LTD.


                                            By /s/ Yoshikaza Nagura
                                               ---------------------------------
                                               Title:  Vice President



                                 Amendment No. 1
                                 ---------------

                                             THE SANWA BANK LTD.


                                             By /s/ Christian Kambour
                                                --------------------------------
                                                Title:  Assistant Vice President


                                             SENIOR DEBT PORTFOLIO

                                             By:      Boston Management and
                                                      Research, as Investment
                                                      Advisor


                                             By
                                                --------------------------------
                                                Title:


                                             SENIOR HIGH INCOME PORTFOLIO, INC.


                                             By /s/ John W. Fraser
                                                --------------------------------
                                                Title:  Authorized Signatory



                                             KEYBANK NATIONAL ASSOCIATION
                                                F/K/A SOCIETY NATIONAL BANK

                                             By /s/ Jason R. Weaver
                                               ---------------------------------
                                                Title:  Assistant Vice President


                                             SOUTHERN PACIFIC THRIFT & LOAN
                                               ASSOCIATION


                                             By /s/ Charles D. Martorano
                                                --------------------------------
                                                Title:  Senior Vice President


                                             THE TORONTO-DOMINION (NEW YORK)
                                              BANK, INC.


                                             By /s/ Debbie A. Greene
                                                --------------------------------
                                                Title:  Vice President






                                 Amendment No. 1
                                 ---------------

                                             UNION BANK OF CALIFORNIA, N.A.


                                             By /s/ Christine P. Ball
                                                --------------------------------
                                                Title:  Vice President


                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                               RATE INCOME TRUST


                                             By /s/ Jeffrey W. Maillet
                                                --------------------------------
                                                Title:  Sr. Vice Pres.
                                                          - Portfolio Manager






















                                 Amendment No. 1
                                 ---------------